PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT



         SUPPLEMENT DATED AUGUST 9, 2002 TO PROSPECTUS DATED MAY 1, 2002

This supplement updates your prospectus with information about investment options we have added to the policies. These options may not be available in all states or jurisdiction, or under all policies issued under the Phoenix Life Variable Universal Life Account.

================================================================================
THE FOLLOWING INVESTMENT OPTIONS ARE ADDED TO PAGE 1 OF YOUR PROSPECTUS:

         THE PHOENIX EDGE SERIES FUND
         ----------------------------
             [diamond] Phoenix-Kayne Large-Cap Core Series
             [diamond] Phoenix-Kayne Small-Cap Quality Value Series [diamond] Phoenix-Lazard International Equity Select Series [diamond] Phoenix-Lazard Small-Cap Value Series
             [diamond] Phoenix-Lazard U.S. Multi-Cap Series
             [diamond] Phoenix-Lord Abbett Bond-Debenture Series
             [diamond] Phoenix-Lord Abbett Large-Cap Value Series
             [diamond] Phoenix-Lord Abbett Mid-Cap Value Series
             [diamond] Phoenix-State Street Research Small-Cap Growth Series

  These options may not be available to California residents pending California
                                State approval.

================================================================================
THE FOLLOWING INFORMATION IS ADDED TO THE "INVESTMENTS OF THE ACCOUNT" SECTION IN YOUR PROSPECTUS:

PARTICIPATING INVESTMENT FUNDS
The following subaccounts invest in corresponding series of a fund.

THE PHOENIX EDGE SERIES FUND
PHOENIX-KAYNE LARGE-CAP CORE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES: The series seeks long-term capital appreciation.

PHOENIX-LAZARD SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

PHOENIX-LAZARD U.S. MULTI-CAP SERIES: The series seeks long-term capital appreciation.

PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES: The series seeks high current income and long-term capital appreciation to produce a high-total return.

PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES: The series seeks capital appreciation with income as a secondary consideration.

PHOENIX-LORD ABBETT MID-CAP VALUE SERIES: The series seeks capital appreciation.

PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES: The series seeks long-term capital growth.

TF788                                                                     Page 1

================================================================================
THE FOLLOWING TABLE ILLUSTRATES THE ANNUAL EXPENSES FOR THE PHOENIX EDGE SERIES FUND. THIS INFORMATION REPLACES THE FIRST PAGE OF THE TABLE IN THE "ANNUAL FUND EXPENSES" CHART IN MANY PROSPECTUSES. YOUR PROSPECTUS MAY NOT HAVE AN "ANNUAL FUND EXPENSES" CHART.:

ANNUAL FUND EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/01)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             OTHER                         OTHER
                                                                           OPERATING     TOTAL ANNUAL    OPERATING     TOTAL ANNUAL
                                                    INVESTMENT   RULE      EXPENSES     FUND EXPENSES     EXPENSES     FUND EXPENSES
                                                    MANAGEMENT   12B-1      BEFORE          BEFORE         AFTER           AFTER
                      SERIES                           FEE       FEES    REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International (6)                     0.75%      N/A        0.27%          1.02%          0.27%           1.02%
Phoenix-Aberdeen New Asia (5)                          1.00%      N/A        1.41%          2.41%          0.25%           1.25%
Phoenix-AIM Mid-Cap Equity (3, 8)                      0.85%      N/A        2.28%          3.13%          0.22%           1.07%
Phoenix-Alliance/Bernstein Growth + Value ((3, 8)      0.85%      N/A        2.34%          3.19%          0.22%           1.07%
Phoenix-Deutsche Dow 30 (3, 7)                         0.35%      N/A        0.77%          1.12%          0.15%           0.50%
Phoenix-Deutsche Nasdaq-100 Index(R) (3, 7)            0.35%      N/A        2.00%          2.35%          0.15%           0.50%
Phoenix-Duff & Phelps Real Estate Securities (5, 7)    0.75%      N/A        0.41%          1.16%          0.25%           1.00%
Phoenix-Engemann Capital Growth (3, 7)                 0.63%      N/A        0.09%          0.72%          0.09%           0.72%
Phoenix-Engemann Small & Mid-Cap Growth (5, 7)         0.90%      N/A        1.23%          2.13%          0.25%           1.15%
Phoenix-Federated U.S. Government Bond (4, 9)          0.60%      N/A        0.86%          1.46%          0.24%           0.84%
Phoenix-Goodwin Money Market (3, 7)                    0.40%      N/A        0.20%          0.60%          0.15%           0.55%
Phoenix-Goodwin Multi-Sector Fixed Income (3, 7)       0.50%      N/A        0.21%          0.71%          0.15%           0.65%
Phoenix-Hollister Value Equity (3, 7)                  0.70%      N/A        0.30%          1.00%          0.15%           0.85%
Phoenix-J.P. Morgan Research Enhanced Index (2, 7)     0.45%      N/A        0.25%          0.70%          0.10%           0.55%
Phoenix-Janus Flexible Income (3, 7)                   0.80%      N/A        0.71%          1.51%          0.15%           0.95%
Phoenix-Janus Growth (3, 7)                            0.85%      N/A        0.34%          1.19%          0.15%           1.00%
Phoenix-Kayne Large-Cap Core (1, 10)                   0.70%      N/A        0.54%          1.24%          0.15%           0.85%
Phoenix-Kayne Small-Cap Quality Value (1, 10)          0.90%      N/A        1.13%          2.03%          0.15%           1.05%
Phoenix-Lazard International Equity Select (1, 10)     0.90%      N/A        1.54%          2.44%          0.15%           1.05%
Phoenix-Lazard Small-Cap Value (1, 10)                 0.90%      N/A        1.16%          2.06%          0.15%           1.05%
Phoenix-Lazard U.S. Multi-Cap (1, 10)                  0.80%      N/A        0.95%          1.75%          0.15%           0.95%
Phoenix-Lord Abbett Bond-Debenture (1, 10)             0.75%      N/A        1.31%          2.06%          0.15%           0.90%
Phoenix-Lord Abbett Large-Cap Value (1, 10)            0.75%      N/A        0.71%          1.46%          0.15%           0.90%
Phoenix-Lord Abbett Mid-Cap Value (1, 10)              0.85%      N/A        0.99%          1.84%          0.15%           1.00%
Phoenix-MFS Investors Growth Stock (3, 7, 8)           0.75%      N/A        2.99%          3.74%          0.22%           0.97%
Phoenix-MFS Investors Trust (3, 7, 8)                  0.75%      N/A        3.34%          4.09%          0.22%           0.97%
Phoenix-MFS Value (3, 7, 8)                            0.75%      N/A        1.85%          2.60%          0.22%           0.97%
Phoenix-Oakhurst Growth & Income (3, 7)                0.70%      N/A        0.23%          0.93%          0.15%           0.85%
Phoenix-Oakhurst Strategic Allocation (3, 7)           0.58%      N/A        0.13%          0.71%          0.13%           0.71%
Phoenix-Sanford Bernstein Global Value (3)             0.90%      N/A        1.90%          2.80%          0.15%           1.05%
Phoenix-Sanford Bernstein Mid-Cap Value (3, 7)         1.05%      N/A        0.49%          1.54%          0.15%           1.20%
Phoenix-Sanford Bernstein Small-Cap Value (3, 7)       1.05%      N/A        1.28%          2.33%          0.15%           1.20%
Phoenix-Seneca Mid-Cap Growth (5, 7)                   0.80%      N/A        0.30%          1.10%          0.25%           1.05%
Phoenix-Seneca Strategic Theme (5, 7)                  0.75%      N/A        0.21%          0.96%          0.21%           0.96%
Phoenix-State Street Research Small-Cap Growth(1, 10)  0.85%      N/A        0.70%          1.55%          0.15%           1.00%
Phoenix-Van Kampen Focus Equity (3, 7)                 0.85%      N/A        2.33%          3.18%          0.15%           1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .15% of the series' average net assets.
(2) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .20% of the series' average net assets.
(3) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .25% of the series' average net assets.
(4) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .30% of the series' average net assets.
(5) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .35% of the series' average net assets.
(6) The advisor has voluntarily agreed to reimburse this series' expenses other than the management fees if the expenses exceed .40% of the series' average net assets.
(7) Total annual fund expenses (after reimbursement) excludes offsets for custodian fees. If the offsets were included, total annual fund expenses would not change significantly.
(8) This series has been in existence for less than 1 year; therefore, the series operating expense is for the period ended June 30, 2002.
(9) Actual total annual fund expenses (after reimbursement and offsets for custodian fees) were 0.82% for the year ended December 31, 2001.
(10) This series has been in existence for less than 1 year; therefore, the expense number has been annualized and may include start-up expenses. Other expenses are based on estimated amounts for the current fiscal year.

 Note: each or all of the expense caps noted above in Footnotes 1 - 6 may be changed or eliminated at any time without notice.

TF788                                                                     Page 2

================================================================================
THE FOLLOWING INFORMATION IS ADDED TO THE TABLES IN THE "INVESTMENT ADVISORS"
SECTION IN YOUR PROSPECTUS:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Kayne Large-Cap Core Series
Phoenix-Kayne Small-Cap Quality Value Series
------------------------------------------------------------------
------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Kayne Anderson Rudnick Investment Management, LLC
o   Phoenix-Kayne Large-Cap Core Series
o   Phoenix-Kayne Small-Cap Quality Value Series
------------------------------------------------------------------
------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-Lazard International Equity Select Series
Phoenix-Lazard Small-Cap Value Series
Phoenix-Lazard U.S. Multi-Cap Series
Phoenix-Lord Abbett Bond-Debenture Series
Phoenix-Lord Abbett Large-Cap Value Series
Phoenix-Lord Abbett Mid-Cap Value Series
Phoenix-State Street Research Small-Cap Growth Series
------------------------------------------------------------------
------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
Lazard Asset Management
o   Phoenix-Lazard International Equity Select Series
o   Phoenix-Lazard Small-Cap Value Series
o   Phoenix-Lazard U.S. Multi-Cap Series
Lord, Abbett & Co.
o   Phoenix-Lord Abbett Bond-Debenture Series
o   Phoenix-Lord Abbett Large-Cap Value Series
o   Phoenix-Lord Abbett Mid-Cap Value Series
State Street Research & Management Company
o   Phoenix-State Street Research Small-Cap Growth Series
------------------------------------------------------------------

================================================================================
THE FOLLOWING UPDATES THE INFORMATION IN THE "DIRECTORS AND OFFICERS OF PHOENIX"
SECTION IN YOUR PROSPECTUS:

Phillip R. McLoughlin is no longer an executive officer of Phoenix Life Insurance Company.

David W. Searfoss is no longer the Chief Financial Officer of Phoenix Life Insurance Company.

Michael E. Haylon is now Executive Vice President and Chief Financial Officer of Phoenix Life Insurance Company. His principal occupation over the past five years has been as Executive Vice President of Phoenix Investment Partners, Ltd., an affiliate of Phoenix Life Insurance Company.

================================================================================
THE FOLLOWING IS AN ADDITION TO THE "FINANCIAL STATEMENTS" SECTION IN YOUR
PROSPECTUS:

FINANCIAL STATEMENTS
In addition, the Unaudited Interim Financial Statements of Phoenix Life Insurance Company as of March 31, 2002 and the results of its operations and cash flows for the periods indicated also appear in the pages that follow.

================================================================================
         KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.


TF788                                                                     Page 3

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) UNAUDITED FINANCIAL STATEMENTS
         MARCH 31, 2002

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                                TABLE OF CONTENTS


Unaudited Financial Statements:                                                                             PAGE
                                                                                                            ----
Consolidated Balance Sheet as of March 31, 2002 and December 31, 2001...................................... F-48
Consolidated Statement of Income, Comprehensive Income and Stockholder's Equity
for the three months ended March 31, 2002 and 2001......................................................... F-49
Consolidated Condensed Statement of Cash Flows for the three months ended
March 31, 2002 and 2001.................................................................................... F-50
Notes to Unaudited Consolidated Financial Statements....................................................... F-51

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                           CONSOLIDATED BALANCE SHEET
                              (Amounts in millions)
                      MARCH 31, 2002 AND DECEMBER 31, 2001

                                                                          2002                 2001
                                                                    ----------------     ----------------

ASSETS:

Available-for-sale debt securities, at fair value                 $         10,009.6   $          9,599.2
Equity securities, at fair value                                               297.8                286.0
Mortgage loans, at unpaid principal balances                                   522.7                535.8
Real estate, at lower of cost or fair value                                     75.2                 83.1
Venture capital partnerships, at equity in net assets                          290.3                291.7
Affiliate equity and debt securities                                           295.1                330.6
Policy loans, at unpaid principal balances                                   2,162.8              2,172.2
Other investments                                                              275.9                289.7
                                                                    ----------------     ----------------
    Total investments                                                       13,929.4             13,588.3
Cash and cash equivalents                                                      452.8                547.9
Accrued investment income                                                      217.0                203.1
Premiums, accounts and notes receivable                                        214.3                175.1
Reinsurance recoverable balances                                                55.9                 21.4
Deferred policy acquisition costs                                            1,191.8              1,123.7
Premises and equipment                                                         102.5                102.2
Deferred income taxes                                                            6.7                 22.9
Goodwill and other intangible assets                                            22.6                 22.6
Net assets of discontinued operations                                           20.8                 20.8
Other general account assets                                                     6.6                 32.7
Separate account and investment trust assets                                 5,711.2              5,570.0
                                                                    ----------------     ----------------
    Total assets                                                  $         21,931.6   $         21,430.7
                                                                    ================      ===============

LIABILITIES:
Policy liabilities                                                $         13,395.6   $         13,005.0
Policyholder deposit funds                                                     340.5                356.6
Indebtedness                                                                   175.0                175.0
Other general account liabilities                                              497.5                496.0
Separate account and investment trust liabilities                            5,708.0              5,564.9
                                                                    ----------------     ----------------
    Total liabilities                                                       20,116.6             19,597.5
                                                                    ----------------     ----------------

MINORITY INTEREST:
Minority interest in net assets of subsidiaries                                  1.0                  1.1
                                                                    ----------------     ----------------

STOCKHOLDERS' EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized, issued
    and outstanding                                                             10.0                 10.0
Additional paid-in capital                                                   1,712.0              1,712.0
Retained earnings                                                               53.2                 29.0
Accumulated other comprehensive income                                          38.8                 81.1
                                                                    ----------------     ----------------
    Total stockholders' equity                                               1,814.0              1,832.1
                                                                    ----------------     ----------------
    Total liabilities, minority interest and stockholders' equity $         21,931.6   $         21,430.7
                                                                    ================      ===============

              The accompanying notes are an integral part of these
                       consolidated financial statements.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
 CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME AND STOCKHOLDERS' EQUITY
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001


                                                                                       2002             2001
                                                                                    ------------     ------------
REVENUES:
Premiums                                                                         $        257.4   $        266.0
Insurance and investment product fees                                                      62.5            145.5
Net investment income                                                                     228.4            168.2
Net realized investment losses                                                            (35.0)           (15.6)
                                                                                    ------------     ------------
    Total revenues                                                                        513.3            564.1
                                                                                    ------------     ------------
BENEFITS AND EXPENSES:
Policy benefits                                                                           333.9            334.1
Policyholder dividends                                                                     74.2            106.3
Policy acquisition cost amortization                                                      (10.9)            35.1
Intangible asset amortization                                                                 -             13.2
Interest expense                                                                            3.0              7.1
Demutualization expenses                                                                      -             10.7
Other operating expenses                                                                   63.0            237.4
                                                                                    ------------     ------------
    Total benefits and expenses                                                           463.2            743.9
                                                                                    ------------     ------------
Income (loss) before income taxes and minority interest                                    50.1           (179.8)
Applicable income tax expense (benefit)                                                    15.5            (69.0)
                                                                                    ------------     ------------
Income (loss) before minority interest                                                     34.6           (110.8)
Minority interest in net income of subsidiaries                                               -             (1.8)
                                                                                    ------------     ------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                               34.6           (112.6)
Cumulative effect of accounting changes:
    Goodwill impairment                                                                   (10.4)               -
    Venture capital partnerships and derivative financial instruments                         -            (44.9)
                                                                                    ------------     ------------
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
                                                                                    ============     ============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
Other comprehensive loss:
    Net unrealized investment losses                                                      (28.6)           (10.9)
    Net unrealized foreign currency translation adjustment and other                      (13.7)            (5.1)
                                                                                    ------------     ------------
        Total other comprehensive loss                                                    (42.3)           (16.0)
                                                                                    ------------     ------------
COMPREHENSIVE LOSS                                                               $        (18.1)  $       (173.5)
                                                                                    ============     ============

STOCKHOLDERS' EQUITY:
STOCKHOLDERS' EQUITY, BEGINNING OF PERIOD                                        $      1,832.1   $      1,840.9
Comprehensive loss                                                                        (18.1)          (173.5)
Other equity adjustments                                                                      -              3.2
                                                                                    ------------     ------------
STOCKHOLDERS' EQUITY, END OF PERIOD                                              $      1,814.0   $      1,670.6
                                                                                    ============     ============

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                 CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001


                                                                                     2002                 2001
                                                                                ---------------      ---------------
OPERATING ACTIVITIES:
CASH FOR OPERATIONS                                                          $            (3.3)   $           (23.5)
                                                                                ---------------      ---------------

INVESTING ACTIVITIES:
Available-for-sale debt security sales, maturities and repayments                        486.9                365.0
Held-to-maturity debt security maturities and repayments                                     -                 46.1
Equity security sales                                                                     13.1                 39.7
Subsidiary sales                                                                             -                  2.0
Mortgage loan maturities and principal repayments                                         13.3                 24.3
Venture capital partnership distributions                                                  9.2                  9.2
Real estate and other invested assets sales                                               22.2                   .7
Available-for-sale debt security purchases                                              (930.8)              (520.5)
Held-to-maturity debt security purchases                                                     -                (68.9)
Equity security purchases                                                                (13.2)               (23.5)
Subsidiary purchases                                                                         -               (367.2)
Mortgage loan principal disbursements                                                        -                  (.2)
Unconsolidated affiliate and other invested asset purchases                              (20.0)               (12.4)
Venture capital partnership investments                                                  (13.0)               (12.9)
Other continuing operation investing activities, net                                      (6.5)                (6.1)
Policy loan receipts (advances), net                                                       9.4                (16.5)
Premises and equipment additions                                                          (3.7)                (3.9)
                                                                                ---------------      ---------------
CASH FOR CONTINUING OPERATIONS                                                          (433.1)              (545.1)
Cash from discontinued operations                                                         25.4                 16.0
                                                                                ---------------      ---------------
CASH FOR INVESTING ACTIVITIES                                                           (407.7)              (529.1)
                                                                                ---------------      ---------------

FINANCING ACTIVITIES:
Policyholder deposit fund receipts, net                                                  315.9                100.9
Indebtedness proceeds                                                                        -                180.0
Indebtedness repayments                                                                      -               (134.2)
Minority interest distributions                                                              -                 (5.8)
                                                                                ---------------      ---------------

CASH FROM FINANCING ACTIVITIES                                                           315.9                140.9
                                                                                ---------------      ---------------

CASH AND CASH EQUIVALENTS CHANGES                                                        (95.1)              (411.7)
Cash and cash equivalents, beginning of period                                           547.9                720.0
                                                                                ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $           452.8    $           308.3
                                                                                ===============      ===============


             The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS

     Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix"), a publicly traded company. See note 3-"Reorganization and Initial Public Offering."

2.   BASIS OF  PRESENTATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.

     In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements of Phoenix Life for the year ended December 31, 2001.

3.   REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. In addition, Phoenix Life established a closed block for the benefit of holders of certain of its individual life insurance policies. The purpose of the closed block is to protect, after demutualization, the reasonable policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 6, "Closed Block."

     On June 25, 2001, Phoenix closed its IPO, in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO equaling $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriters discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

4.   SUMMARY OF NEW SIGNIFICANT ACCOUNTING POLICIES

     Goodwill and Other Intangible Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard for goodwill and other intangible assets. The standard primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under the standard, amortization of goodwill and other intangible assets with indefinite lives recorded in past business combinations is discontinued after 2001 and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. In accordance with the standard, goodwill amortization will not be recognized after 2001.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


     The provisions of the standard also apply to equity-method investments. The standard prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

     The standard also requires that goodwill and indefinite-lived intangible assets be tested at least annually for impairment. Upon adoption of the standard, goodwill and indefinite-lived intangibles were tested for impairment by comparing the fair value to the carrying amount of the asset as of the beginning of 2002. The effect of adopting the standard in 2002 decreased after-tax income by $10.4 million for the three months ended March 31, 2002, primarily due to declines in the market value of the business units previously acquired. The asset write-down related to the impairment charge was applied to affiliate equity, because the related business unit is an equity-method investment. Phoenix Life recognized $4.0 million in goodwill amortization in the first quarter of 2001.

     Impairment of Long-Lived Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard, Accounting for the Impairment or Disposal of Long-Lived Assets. Under the standard, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less cost to sell.

     Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Upon adoption of the standard, Phoenix Life determined there was no material effect on its results of operations or financial condition.

5.   SIGNIFICANT TRANSACTIONS

     Deferred Policy Acquisition Costs

     In the first quarter of 2002, Phoenix Life refined the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a $22.1 million increase in the deferred acquisition cost balances.

6.   CLOSED BLOCK

     On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. See note 14 of Phoenix Life's consolidated financial statements for the year ended December 31, 2001 for more information on the closed block.

     As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2001 to March 31, 2002 in excess of expected cumulative earnings did not inure to stockholders and have been used to establish a policyholder dividend obligation as of March 31, 2002. The decrease in the policyholder dividend obligation of $64.4 million pre-tax, consists of $26.2 million of pre-tax losses for the period January 1, 2002 to March 31, 2002 and the unrealized losses on assets in the closed block for the period January 1, 2002 to March 31, 2002 of $38.2 million, pre-tax.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

    The following sets forth certain summarized financial information relating to the closed block as of March 31, 2002 and December 31, 2001 (in millions):


                                                                                   2002               2001
                                                                              ---------------     --------------
LIABILITIES:
Policy liabilities and accruals and policyholder deposit funds                $       9,202.2   $        9,150.2
Policyholder dividends payable                                                          366.4              357.3
Policyholder dividend obligation                                                        102.8              167.2
Other closed block liabilities                                                           62.5               57.0
                                                                              ---------------     --------------
Total closed block liabilities                                                        9,733.9            9,731.7
                                                                              ---------------     --------------
ASSETS:

Available-for-sale debt securities at fair value                                      5,812.0            5,734.2
Mortgage loans                                                                          380.5              386.5
Policy loans                                                                          1,399.8            1,407.1
Deferred income taxes                                                                   391.9              392.6
Investment income due and accrued                                                       127.4              125.3
Net due and deferred premiums                                                            39.5               41.1
Cash and cash equivalents                                                               162.7              239.7
Other closed block assets                                                                43.4               14.8
                                                                              ---------------     --------------
Total closed block assets                                                             8,357.2            8,341.3
Excess of reported closed block liabilities over closed block assets representing maximum future earnings to be recognized
   from closed block assets and liabilities                                 $         1,376.7   $        1,390.4
                                                                              ===============     ==============

CHANGE IN POLICYHOLDER DIVIDEND OBLIGATION:
Balance at beginning of period                                              $           167.2   $          115.5
Change during the period                                                                (64.4)              51.7
                                                                              ---------------     --------------
Balance at end of period                                                    $           102.8   $          167.2
                                                                              ===============     ==============

The following sets forth certain summarized financial information relating to the closed block for the quarter ended March 31, 2002 (in millions):

         REVENUES:
         Premiums                                                           $           248.7
         Net investment income                                                          138.8
         Realized investment losses, net                                                (36.1)
                                                                              ---------------
         Total revenues                                                                 351.4
                                                                              ---------------
         EXPENSES:
         Benefits to policyholders                                                      253.5
         Other operating costs and expenses                                               2.8
         Change in policyholder dividend obligation                                     (26.2)
         Dividends to policyholders                                                     100.2
                                                                              ---------------
         Total benefits and expenses                                                    330.3
                                                                              ---------------
         Contribution from the closed block, before income taxes                         21.1
         Income tax expense                                                               7.4
                                                                              ---------------
         Contributions from closed block, after income taxes                $            13.7
                                                                            =================

7.   DISCONTINUED REINSURANCE OPERATIONS

     In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

     Phoenix Life has reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions during the first three months of 2002.

     Phoenix Life's reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

     A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

     Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in several disputes in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

     Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix Life and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000.

     In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with certain of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocessionaires successfully avoids its obligations.

     A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

     Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

     The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $20.7 million and $20.8 million as of March 31, 2002 and December 31, 2001, respectively.

     There were no discontinued reinsurance operating results for the three months ended March 31, 2002 and 2001 because the operations were discontinued prior to January 1, 2001.

8.   COMMITMENTS AND CONTINGENCIES

     Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 7, "Discontinued Operations."

     Phoenix Life makes off-balance sheet commitments related to venture capital partnerships. As of March 31, 2002, total unfunded capital commitments were $162.0 million.